                                                                    Exhibit 32.1

                  CERTIFICATION BY JOHN A. BURCHETT PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Hanover Capital Mortgage Holdings, Inc. (the "Company") on Form 10-K for the period ended December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John A. Burchett, President and Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                        /s/ JOHN A. BURCHETT
                                        ----------------------------------------
                                        John A. Burchett
                                        President and Chief Executive Officer

Date: March 16, 2006